UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2008
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CLEARWIRE CORPORATION
(Exact Name of Registrant as Specified in its Charter)
___________________

Delaware (State or Other Jurisdiction of Incorporation)	1-33349 (Commission File Number)	56-2408571 (I.R.S. Employer Identification No.)
4400 Carillon Point, Kirkland, WA 98033
(Address of Principal Executive Offices) (Zip Code)
(425) 216-7600
(Registrant’s Telephone Number, Including Area Code)
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

ITEM 8.01 Other Events
     On May 7, 2008, Clearwire Corporation (referred to herein as “the Company” and “our”) issued a Press Release announcing our entry into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”) with Sprint Nextel Corporation, a Kansas corporation (“Sprint”), Intel Corporation, a Delaware corporation (“Intel”), Google Inc., a Delaware corporation (“Google”), Comcast Corporation, a Pennsylvania corporation (“Comcast”), Time Warner Cable Inc., a Delaware corporation (“Time Warner Cable”), and Bright House Networks, LLC, a Delaware limited liability company (“Bright House”). We refer to Intel, Google, Comcast, Time Warner Cable and Bright House collectively herein as the “Investors.”
     A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Forward-Looking Statements
     These filings include “forward-looking statements” within the meaning of the securities laws. The statements in these filings regarding agreements between Sprint, the Company and the Investors and the benefits to Sprint and the Company of the arrangements contemplated by the agreements; plans for the development and deployment of a broadband network based on WiMAX technology; the timing, availability, capabilities, coverage, and costs of the WiMAX network; products and services to be offered on the WiMAX network; and other statements that are not historical facts are forward-looking statements. The words “will,” “would,” “may,” “should,” “estimate,” “project,” ”forecast,” “intend,” “expect,” “believe,” “target,” “designed” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are projections reflecting management’s judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.
     Future performance cannot be assured. Actual results may differ materially from those in the forward-looking statements due to a variety of factors, including, but not limited to:
•	the ability of Sprint and the Company to complete the transactions contemplated by the Transaction Agreement (collectively, the “Transactions”) and satisfy the conditions thereunder, including obtaining the Company stockholder, FCC and Department of Justice approvals;

•	the uncertainties related to the implementation of each company’s respective WiMAX business strategies;

•	the costs and business risks associated with deploying a WiMAX network and offering products and services utilizing WiMAX technology;

•	the ability of third party suppliers, software developers and other vendors to perform requirements and satisfy obligations necessary to create products and software designed to support WiMAX features and functionality, under agreements with one or both of Sprint and the Company;

•	the impact of adverse network performance;

•	other risks referenced from time to time in each company’s respective filings with the Securities and Exchange Commission, including in the Forms 10-K for the year ended December 31, 2007, in Part I, Item 1A, “Risk Factors.”
     The Company believes the forward-looking statements in these filings are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of these filings. The Company is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of these filings.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     In connection with the Transactions, the Company intends to file a proxy statement and other relevant documents concerning the Transactions with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY

OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.
     Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Free copies of the proxy statement, when available, and the Company’s other filings with the SEC also may be obtained from the Company, by directing a request to Investor Relations at (425) 216-4735 or investorrelations@clearwire.com. In addition, investors and security holders may access copies of the documents filed with the SEC by the Company on the Company’s website at www.clearwire.com, when they become available.
     The Company, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Transactions. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement filed with the SEC on April 29, 2008 for its 2008 Annual Meeting of Stockholders. You can obtain free copies of these documents from the Company using the contact information set forth above. Additional information regarding interests of such participants will be included in the proxy statement that will be filed with the SEC and available free of charge as indicated above.
ITEM 9.01. Financial Statements and Exhibits
(d)     Exhibits
          99.1          Press release dated May 7, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARWIRE CORPORATION
Dated: May 7, 2008	By:	/s/ BROADY R. HODDER
Broady R. Hodder
Vice President and General Counsel

EXHIBIT INDEX
     99.1     Press release dated May 7, 2008